                                              OppenheimerFunds, Inc.
                                          498 Seventh Avenue - 10th Floor
                                                New York, NY 10018

                                                                       January 22, 2002
Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA  22312

                  Re:      Oppenheimer Global Fund
                           Reg. No. 2-31661; File No. 811-1810
                           Written Representation of Counsel
                           -----------------------------------------

To the Securities and Exchange Commission:

                  On behalf of  Oppenheimer  Global Fund (the  "Registrant")  and pursuant to  Paragraph  (b)(4) of
Rule 485 under the  Securities  Act of 1933, as amended (the "1933 Act"),  and in  connection  with an Amendment on
Form N-1A which is  Post-Effective  Amendment No. 76 to the 1933 Act  Registration  Statement of the Registrant and
Amendment  No.  37 to its  Registration  Statement  under the  Investment  Company  Act of 1940,  as  amended,  the undersigned  counsel,  who prepared or reviewed such Amendment,  hereby  represents to the  Commission,  for filing with such Amendment,  that said Amendment does not contain  disclosures  which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                                              Sincerely,

                                                              /s/ Mitchell J. Lindauer

                                                              Mitchell J. Lindauer
                                                              Vice President &
                                                              Assistant General Counsel
                                                              (212) 323-0254
                                                              fax: (212) 321-4070
                                                              MLINDAUER@OPPENHEIMERFUNDS.COM
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